August 31, 1998
ANNUAL
REPORT


TEMPLETON EMERGING
MARKETS INCOME FUND, INC.

[LOGO]
FRANKLIN TEMPLETON

PAGE
[50 YEAR LOGO]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

PAGE
CONTENTS

Shareholder Letter .....                 1

Performance Summary ....                 7

Financial Highlights ...                 9

Statement of Investments                10

Financial Statements ...                13

Notes to Financial
Statements .............                16

Independent
Auditor's Report .......                18

                                [PYRAMID GRAPH]




SHAREHOLDER LETTER



Your Fund's Objective: Templeton Emerging Markets Income Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries.


Dear Shareholder:

This annual report of Templeton Emerging Markets Income Fund covers the fiscal year ended August 31, 1998.

In late 1997, the ripple effects of the Asian currency crises sent bond prices in Latin America and Eastern Europe spiraling downward. Many fixed-income markets in Eastern Europe rebounded during the first part of 1998, but by mid-1998 bond prices in most emerging markets began to decline again in large part due to Japan's inability to solve its economic problems. Toward the end of the reporting period, investor uncertainty regarding the Japanese government's implementation of an economic stimulus package and the yen's declining value,







You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.

PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/98



Latin America                                71.3%

Asia                                         17.7%

Europe                                        5.4%

Short-Term Investments &
  Other Net Assets                            5.6%

coupled with Russia's political turmoil and devaluation of its ruble, contributed to severe market volatility. Within this environment, the Fund posted a one-year cumulative total return of -33.52% in market-price terms, and -27.44% in net asset value terms, as discussed in the Performance Summary on page 7. During the same period, the J.P. Morgan Emerging Markets Bond Index Plus declined 29.87% and the J.P. Morgan Eurobond Benchmark Index dropped 28.94%.(1)

During the 12 months under review, the governments of many Latin American countries demonstrated a commitment to economic adjustment and credit quality improvement policies. The Mexican and Argentine governments were largely successful in protecting their economies from falling global commodity prices during the period, and at the end of the fiscal year, Mexico represented the Fund's largest country holding at 19.6% of total net assets, followed by Argentina (18.0%) and Brazil (17.4%).

Debt securities issued by the Mexican and Polish governments were the top performers during the period due in part to responsible economic policies being pursued in these countries. Venezuelan and Russian government bonds performed poorly as weak oil prices adversely affected these nations' exports. Russia's disappointing performance also reflected investor concerns about the country's financing needs and devaluation of its currency. The Fund's exposure to Russia was 2.3% of total net assets at the close of the period.



(1) Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. Performance includes reinvested interest. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index.

2

PAGE
TOP 10 COUNTRIES
REPRESENTED IN THE FUND*
8/31/98

                    % OF TOTAL
COUNTRY             NET ASSETS
Mexico                  19.6%

Argentina               18.0%

Brazil                  17.4%

Venezuela                9.4%

Turkey                   8.6%

Ecuador                  5.1%

Philippines              4.8%

Indonesia                4.1%

Russia                   2.3%

Bulgaria                 1.7%

*Does not include short-term investments and other net assets.


Since 93% of the Fund's total net assets were invested in U.S. dollar-denominated bonds, the Fund had minimal foreign currency exposure at the end of the reporting period. Due to market volatility, we concentrated on relatively liquid instruments, namely sovereign eurobonds (59.4%) and Brady bonds (5.3%). Corporate eurobonds accounted for 32.1% of the Fund's total net assets at the end of the reporting period.

Looking forward, we will maintain our focus on bonds from countries that we believe have the potential to experience strong economic growth. In our opinion, the underlying value of such securities could increase as a result of economic performance and improved creditworthiness of these nations. Although we are aware that volatility could continue to affect countries with weak currencies, we are optimistic that many of them will be able to service their debt obligations through privatization and financial reform.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Of course, investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency

                                                                               3

PAGE
volatility. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,


/s/ Neil S. Devlin


Neil S. Devlin, CFA



/s/ Umran Demirors


Umran Demirors, Ph.D.

Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.

4

PAGE
The portfolio managers of Templeton Emerging Markets Income Fund, Inc. are Neil
S. Devlin and Umran Demirors, who have been managing the Fund as a portfolio management team since May 1998. Mr. Devlin is the Chief Investment Officer and Executive Vice President of Templeton Global Bond Managers ("TGBM"), a division of Templeton Investment Counsel, Inc., the Fund's manager. He holds a BA in economics and philosophy from Brandeis University, and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitution Capital Management of Boston. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Devlin currently directs investment strategies in both the developed and emerging fixed-income markets. He also manages numerous Franklin Templeton mutual funds and corporate pension accounts.

Dr. Demirors is Vice President of TGBM. He holds a Ph.D. and an MA in economics from New York University, and a BA in economics from Bursa Academy of Economics and Business Administration in Turkey. Prior to joining the Templeton organization in 1996, Dr. Demirors was a principal and portfolio manager for Socimer Advisory Inc. in New York. Before joining Socimer Advisory Inc., Dr. Demirors was the head of research and strategy at VestcorPartners Group in Miami from 1992 through 1994. Currently, Dr. Demirors manages several emerging markets fixed-income portfolios, and directs the TGBM emerging markets group.

                                                                               5

PAGE
IMPORTANT NOTICE TO SHAREHOLDERS

INTRODUCTION OF THE EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

YEAR 2000. The Fund's business operations use a worldwide network of computer systems. Many of them have date fields that use two digits to represent the date and these systems must be replaced or modified, so that they can distinguish the year 1900 from the year 2000 (commonly referred to as the Year 2000 bug).

When the year 2000 arrives, the Fund's operations could be affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for the year 2000.

The Fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to get ready for Year 2000. Of course, the Fund's ability to reduce the effects of Year 2000 issues is also very much dependent upon the efforts of third parties.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. Like with many other matters, the manager, of course, cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.

6

PAGE
PERFORMANCE SUMMARY



In market-price terms, Templeton Emerging Markets Income Fund posted a -33.52% cumulative total return for the one-year period ended August 31, 1998. Based on the change in net asset value (in contrast to market price), the Fund posted a -27.44% cumulative total return for the same period. Both total return figures assume reinvestment of all distributions in accordance with the dividend reinvestment and cash purchase plan. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $5.312 per share, from $13.437 on August 31, 1997, to $8.125 on August 31, 1998, while the net asset value decreased $4.87 per share, from $14.33 to $9.46.

Shareholders received per-share distributions of $1.24 in income dividends. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.





Past performance is not predictive of future results.

                                                                               7

PAGE
TEMPLETON EMERGING MARKETS INCOME FUND
Periods ended 8/31/98

                                                                                   SINCE
                                                                                 INCEPTION
                                                     1-YEAR        3-YEAR        (9/23/93)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)
    Based on change in net asset value               -27.44%        10.22%           9.22%
    Based on change in market price                  -33.52%         0.44%         -13.19%

Average Annual Total Return(2)
    Based on change in net asset value               -27.44%         3.29%           1.80%
    Based on change in market price                  -33.52%         0.15%          -2.82%


(1) Cumulative total return represents the change in value of an investment over the periods indicated.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total returns. If they had not taken this action, the Fund's total returns would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.

8

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 1998        1997        1996        1995       1994+
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $14.33      $12.92      $11.52      $12.35      $14.02
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................        1.22        1.18        1.24        1.33        1.18
 Net realized and unrealized gains (losses)................       (4.85)       1.47        1.40        (.92)      (1.77)
                                                               --------------------------------------------------------
Total from investment operations...........................       (3.63)       2.65        2.64         .41        (.59)
                                                               --------------------------------------------------------
Underwriting expenses deducted from capital................          --          --          --          --        (.03)
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................       (1.24)      (1.24)      (1.24)      (1.24)      (1.00)
 Net realized gains........................................          --          --          --          --        (.05)
                                                               --------------------------------------------------------
Total distributions........................................       (1.24)      (1.24)      (1.24)      (1.24)      (1.05)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $9.46      $14.33      $12.92      $11.52      $12.35
                                                               --------------------------------------------------------
                                                               --------------------------------------------------------
Total Return*
 Based on market value per share...........................    (33.52)%      22.11%      23.73%     (4.28)%     (9.71)%
 Based on net asset value per share........................    (27.44)%      22.20%      24.31%       3.82%     (4.55)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $450,329    $682,212    $614,951    $548,448    $587,954
Ratios to average net assets:
 Expenses..................................................       1.18%       1.19%       1.09%        .81%        .86%**
 Expenses, excluding waiver and payments by affiliate......       1.18%       1.19%       1.20%       1.28%       1.25%**
 Net investment income.....................................       9.01%       8.62%      10.14%      11.79%       9.66%**
Portfolio turnover rate....................................     122.92%     266.79%      77.90%      58.73%      91.73%

*Total return is not annualized.
**Annualized.
+For the period September 23, 1993 (commencement of operations) to August 31, 1994.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                 PRINCIPAL
                                                                  AMOUNT*          VALUE
--------------------------------------------------------------------------------------------
LONG TERM SECURITIES 94.4%
ARGENTINA 18.0%
Bridas Corp., Yankee, 12.50%, 11/15/99......................    $12,600,000     $ 12,600,000
Republic of Argentina:
  9.25%, 2/23/01............................................     31,380,000       24,907,875
  8.75%, 5/09/02............................................      7,800,000        5,507,775
  11.00%, 10/09/06..........................................      4,575,000        3,345,469
  Reg S, 11.75%, 2/12/07....................................     13,180,000ARS     7,777,756
  11.375%, 1/30/17..........................................      7,400,000        5,402,000
  9.75%, 9/19/27............................................     32,800,000       21,361,000
                                                                                ------------
                                                                                  80,901,875
                                                                                ------------
BRAZIL 17.4%
Abril SA:
  12.00%, 10/25/03..........................................        375,000          363,750
  144A, 12.00%, 10/25/03....................................      5,525,000        5,359,250
Centrais Electricas Brasileiras SA, 144A, 10.00%,
  10/30/98..................................................      5,550,000        4,717,500
Companhia Paranaense de Energia-Copel, 9.75%, 5/02/05.......      5,700,000        4,417,500
Companhia Suzano Papel, 10.25%, 10/06/01....................      6,000,000        5,610,000
Copene-Petroquimica Nordeste SA, 144A, 9.50%, 10/19/01......     14,150,000       11,717,969
Globo Communicacoes Participacoes Ltd., 10.625%, 12/05/08...      7,000,000        4,322,500
Republic of Brazil:
  9.375%, 4/07/08...........................................     18,400,000       10,833,000
  FRN, 6.688%, 4/15/12......................................     18,275,000        8,429,344
  8.00%, 4/15/14............................................     12,240,253        6,489,235
  10.125%, 5/15/27..........................................     28,480,000       16,020,000
                                                                                ------------
                                                                                  78,280,048
                                                                                ------------
BULGARIA 1.7%
Republic of Bulgaria, FRN, 6.563%, 7/28/11..................     17,130,000        7,751,325
                                                                                ------------
ECUADOR 5.1%
Republic of Ecuador:
  11.25%, 4/25/02...........................................     21,225,000       16,422,844
  144A, 11.25%, 4/25/02.....................................      8,750,000        6,770,313
                                                                                ------------
                                                                                  23,193,157
                                                                                ------------
INDIA .2%
Essar Steel Ltd.:
  FRN, 8.40%, 7/15/99.......................................        495,000          418,275
  144A, FRN, 8.40%, 7/15/99.................................        370,000          312,650
                                                                                ------------
                                                                                     730,925
                                                                                ------------

 10

PAGE
TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT            VALUE
--------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA 4.1%
PT Astra International, 9.75%, 4/29/01......................    $ 6,150,000     $  1,383,750
PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07.......     16,375,000        6,959,375
PT Indah Kiat Pulp & Paper Corp., 144A, 8.875%, 11/01/00....      4,840,000        2,541,000
PT Inti Indorayon Utama, 9.125%, 10/15/00...................      6,830,000        2,732,000
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........      8,000,000        4,640,000
                                                                                ------------
                                                                                  18,256,125
                                                                                ------------
JAMAICA .5%
Government of Jamaica, 9.625%, 7/02/02......................      3,000,000        2,250,000
                                                                                ------------
MEXICO 19.6%
Banco Nacional Obra Serv., 9.625%, 11/15/03.................      3,500,000        3,010,000
Bepensa SA, 144A, 9.75%, 9/30/04............................      6,950,000        5,212,500
Cemex SA, 144A, 10.75%, 7/15/00.............................      6,440,000        6,471,369
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....      8,300,000        6,847,500
United Mexican States:
  9.75%, 2/06/01............................................      8,230,000        7,407,000
  9.875%, 1/15/07...........................................     19,880,000       17,096,800
  8.625%, 3/12/08...........................................     21,925,000       16,663,000
  11.375%, 9/15/16..........................................     30,020,000       25,592,050
                                                                                ------------
                                                                                  88,300,219
                                                                                ------------
PHILIPPINES 4.8%
National Power Corp., 144A, 7.625%, 11/15/00................      8,500,000        7,571,715
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................      5,500,000        5,005,000
  9.25%, 6/30/06............................................      4,980,000        3,784,800
Subic Power Corp., 144A, 9.50%, 12/28/08....................      6,589,028        5,271,222
                                                                                ------------
                                                                                  21,632,737
                                                                                ------------
POLAND 1.4%
Poland Communications Inc., 9.875%, 11/01/03................      7,790,000        6,232,000
                                                                                ------------
RUSSIA 2.3%
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................     20,050,000        4,661,625
  Reg S, 10.00%, 6/26/07....................................     20,615,000        4,792,988
Russia Federation, 6.625%, 12/15/15.........................      6,342,340          918,409
                                                                                ------------
                                                                                  10,373,022
                                                                                ------------
TRINIDAD AND TOBAGO 1.3%
Sei Holdings IX Inc.:
  11.00%, 11/30/00..........................................        380,000          409,074
  144A, 11.00%, 11/30/00....................................      5,210,000        5,608,617
                                                                                ------------
                                                                                   6,017,691
                                                                                ------------

                                                                              11

PAGE
TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT*           VALUE
--------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
TURKEY 8.6%
Cellco Finance NV, 15.00%, 8/01/05..........................    $ 9,450,000     $  7,111,125
Pera Financial Services, 9.375%, 10/15/02...................      8,670,000        7,442,874
Republic of Turkey:
  9.875%, 2/23/05...........................................      7,450,000        5,364,000
  144A, 10.00%, 9/19/07.....................................     23,950,000       18,965,406
                                                                                ------------
                                                                                  38,883,405
                                                                                ------------
VENEZUELA 9.4%
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................      7,200,000        3,546,000
  Reg S, 9.125%, 6/18/07....................................      9,700,000        4,777,250
  9.25%, 9/15/27............................................     84,179,000       33,882,046
                                                                                ------------
                                                                                  42,205,296
                                                                                ------------
TOTAL LONG TERM SECURITIES (COST $642,384,200)..............                     425,007,825
                                                                                ------------
SHORT TERM INVESTMENT (COST $745,435) .2%
Centrais Electricas Brasileiras, 10.00%, 10/30/98...........        750,000          637,500
                                                                                ------------
TOTAL INVESTMENT BEFORE REPURCHASE AGREEMENT (COST
  $643,129,635).............................................                     425,645,325
                                                                                ------------
(a)REPURCHASE AGREEMENT 1.2%
Morgan Stanley Inc., 5.75%, 9/01/98 (Maturity Value
  $5,562,888)
  (COST $5,562,000) Collateralized by U.S. Treasury Notes &
  Bonds.....................................................      5,562,000        5,562,000
                                                                                ------------
TOTAL INVESTMENTS (COST $648,691,635) 95.8%.................                     431,207,325
OTHER ASSETS, LESS LIABILITIES 4.2%.........................                      19,122,027
                                                                                ------------
TOTAL NET ASSETS 100.0%.....................................                    $450,329,352
                                                                                ------------
                                                                                ------------

CURRENCY ABBREVIATION:

ARS  -- Argentina Peso

*Securities traded in U.S. dollars unless otherwise indicated.
(a)At August 31, 1998, all repurchase agreements held by the Fund had been entered into on that date.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $643,129,635)....    $ 425,645,325
 Repurchase agreement, at value and cost....................        5,562,000
 Cash.......................................................              818
 Interest receivable........................................       19,870,730
                                                                -------------
      Total assets..........................................      451,078,873
                                                                -------------
Liabilities:
 Payable to affiliates......................................          460,880
 Accrued liabilities........................................          288,641
                                                                -------------
      Total liabilities.....................................          749,521
                                                                -------------
Net assets, at value........................................    $ 450,329,352
                                                                -------------
Net assets consist of:
 Undistributed net investment income........................    $   8,455,421
 Net unrealized depreciation................................     (217,484,323)
 Accumulated net realized loss..............................       (5,580,713)
 Capital shares.............................................      664,938,967
                                                                -------------
Net assets, at value........................................    $ 450,329,352
                                                                -------------
                                                                -------------
Net asset value per share ($450,329,352 / 47,605,757 shares
  outstanding)..............................................            $9.46
                                                                -------------
                                                                -------------

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Interest Income.............................................                        $  65,439,816
Expenses:
 Management fees (Note 3)...................................    $   5,460,341
 Administrative fees (Note 3)...............................          963,590
 Transfer agent fees........................................          704,000
 Custodian fees.............................................          110,674
 Reports to shareholders....................................          171,782
 Registration and filing fees...............................           45,000
 Professional fees..........................................           54,000
 Directors' fees and expenses...............................           45,000
 Amortization of organization costs.........................            5,702
 Other......................................................           18,481
                                                                -------------
      Total expenses........................................                            7,578,570
                                                                                    -------------
            Net investment income...........................                           57,861,246
                                                                                    -------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................       13,589,145
  Foreign currency transactions.............................            6,186
                                                                -------------
      Net realized gain.....................................                           13,595,331
 Net unrealized depreciation on:
  Investments...............................................     (244,307,554)
  Translation of assets and liabilities denominated in
    foreign currencies......................................              (36)
                                                                -------------
      Net unrealized depreciation...........................                         (244,307,590)
                                                                                    -------------
Net realized and unrealized loss............................                         (230,712,259)
                                                                                    -------------
Net decrease in net assets resulting from operations........                        $(172,851,013)
                                                                                    -------------
                                                                                    -------------

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                    1998                1997
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  57,861,246       $ 56,317,185
  Net realized gain from investments and foreign currency
    transactions............................................       13,595,331         53,696,242
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     (244,307,590)        16,278,173
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (172,851,013)       126,291,600
 Distributions to shareholders from net investment income...      (59,031,139)       (59,031,138)
                                                                --------------------------------
    Net increase (decrease) in net assets...................     (231,882,152)        67,260,462
Net assets:
 Beginning of year..........................................      682,211,504        614,951,042
                                                                --------------------------------
 End of year................................................    $ 450,329,352       $682,211,504
                                                                --------------------------------
Undistributed net investment income included in net assets:
 End of year................................................    $   8,455,421       $  7,034,740
                                                                --------------------------------
                                                                --------------------------------

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

 16

PAGE
TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

As of August 31, 1998, there were 100,000,000 shares authorized ($.01 par value). During the years ended August 31, 1998 and 1997, there were no capital share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.85% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets. The Fund pays monthly a transfer agent fee to Paine Webber Group Inc. equal, on an annual basis to 0.10% of the average daily assets of the Fund.

4. INCOME TAXES

At August 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $650,411,114 was as follows:

Unrealized appreciation.....................................  $     452,889
Unrealized depreciation.....................................   (225,218,678)
                                                              -------------
Net unrealized depreciation.................................  $(224,765,789)
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998, aggregated $742,423,354 and $742,347,574, respectively.

                                                                              17

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON EMERGING MARKETS INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Income Fund, Inc. as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Emerging Markets Income Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           /s/ McGladrey & Pullen, LLP

New York, New York
September 29, 1998

 18

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, February 17, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on February 17, 1998. The purpose of the meeting was to elect three Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1998, and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, Andrew H. Hines, Jr. and Charles B. Johnson.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of three (3) Directors for the term set forth below:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Harmon E. Burns.............................................  42,328,969        88.92%         645,189          1.35%
Andrew H. Hines, Jr. .......................................  42,298,340        88.85%         675,818          1.42%
Charles B. Johnson..........................................  42,359,221        88.98%         614,937          1.29%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending August 31, 1998:

                % OF                    % OF                    % OF
             OUTSTANDING             OUTSTANDING             OUTSTANDING
   FOR         SHARES      AGAINST     SHARES      ABSTAIN     SHARES
------------------------------------------------------------------------
42,303,997     88.86%      262,193      0.55%      407,968      0.86%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              19

PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features: -- If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. -- Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure. -- To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1/800-DIAL BEN(R) (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

 20

PAGE
LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98

PAGE
                                  TEMPLETON EMERGING MARKETS
                                  INCOME FUND, INC.
                                  100 Fountain Parkway
                                  P.O. Box 33030
                                  St. Petersburg, Florida 33733-8030

                                  TRANSFER AGENT
                                  Chase Mellon Shareholder Services
                                  450 West 33rd Street
                                  New York, New York 10001
                                  1-800/416-5585

                                  FUND INFORMATION
                                  1-800/342-5236

                                  Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

                                  To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


                                  TLTEI A98 10/98      Printed on recycled paper